January 3, 2006

Supplement

SUPPLEMENT DATED JANUARY 3, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE GLOBAL ADVANTAGE PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

All references in the Prospectus referring to the Portfolio’s Sub-Adviser are hereby deleted. Any services previously provided by the Sub-Adviser are now being provided by the Investment Adviser.

The following sentence is hereby added to the first paragraph of the section of the Prospectus titled ‘‘Principal Investment Strategies’’:

The Portfolio may also invest in foreign securities issued by companies located in emerging market countries.

The second and third paragraphs of the section of the Prospectus titled ‘‘Principal Investment Strategies’’ are hereby replaced by the following:

The Portfolio’s ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., utilizes a bottom-up investment approach that emphasizes stock selection and disposition on an individual company basis. The Portfolio’s Investment Adviser seeks to invest in growth companies focusing on companies believed to offer strong business fundamentals at an attractive valuation. In determining whether to buy or sell a particular security, the Investment Adviser considers a number of factors, including changes in the issuer’s financial and/or industry position, as well as general economic and market conditions.

The second through sixth paragraphs of the section of the Prospectus titled ‘‘Portfolio Management’’ are hereby replaced by the following:

The Portfolio is managed within the Investment Adviser’s International Multi Cap Growth team. The team consists of portfolio managers and analysts. Eddie Ramos, an Executive Director of the Investment Adviser, is responsible for the day-to-day management of the Portfolio. Mr. Ramos has been associated with the Investment Adviser in an investment management capacity since June 2005 and began managing the Portfolio in December 2005. Prior to June 2005, Mr. Ramos was a Vice President for Brown Capital Management working as a portfolio manager and research analyst.

The Fund’s Statement of Additional Information provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS GA 01/06

January 3, 2006

Supplement

SUPPLEMENT DATED JANUARY 3, 2006
TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
Dated April 29, 2005

With respect to the Global Advantage Portfolio, all references in the Statement of Additional Information referring to the Portfolio's Sub-Adviser are hereby deleted. Any services previously provided to the Portfolio by the Sub-Adviser are now being provided by the Investment Adviser.

With respect to the Global Advantage Portfolio, the following paragraph hereby replaces the current section under ‘‘V. Investment Advisory and Other Services – G. Fund Management – Other Accounts Managed by the Portfolio Managers’’:

With respect to the Global Advantage Portfolio as of November 30, 2005:

Eddie Ramos managed one mutual fund with a total of approximately $72.7 million in assets; no pooled investment vehicles other than mutual funds; and one other account with a total of approximately $3 million in assets.

With respect to the Global Advantage Portfolio, the following information is hereby added under the section of the Statement of Additional Information titled ‘‘V. Investment Advisory and Other Services – G. Fund Management – Securities Ownership of Portfolio Managers’’:

As of December 21, 2005, Eddie Ramos did not beneficially own any shares of the Fund.

Information listed for John M. Harris, Mark A. Laskin, Mary Jayne E. Maly, Steven E. Wharton and Sandra Yeager is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.